UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 5, 2014

NUSTATE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-25753	87-04496677
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Main Street, Suite 1980, Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(803) 748-1309

Former name or former address, if changed since last report	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

NuState Energy Holdings, Inc. Signs Letter of Intent for C.K. Williams to Acquire 100% of the Company

On July 21, 2014, NuState Energy Holdings, Inc. (“NSEH”) entered into an agreement with C.K. Williams (the “Company”) wherein NSEH offered the Company an irrevocable option to purchase all interest in NSEH. The exercisable price of the option is $1,000,000 for 100% interest in NSEH. The transaction will be prepared and agreed upon on or about August 30, 2014.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Indication of Intent Agreement between NuState Energy Holdings, Inc. and C.K. Williams dated July 21, 2014.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuState Energy Holdings, Inc.

Dated: August 5, 2014	By: /s/ Kevin Yates
Kevin Yates
Chairman of the Board
(principal executive and principal financial officer)
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